UBS Series Funds

February 25, 2022

Supplement to the Prospectus dated August 27, 2021, as supplemented.

Includes:

•	UBS Select ESG Prime Investor Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select ESG Prime Investor Fund regarding the extension of the voluntary fee waiver through March 31, 2022. This disclosure change will become effective on March 1, 2022 (“Effective Date”).

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” on page 46 of the Prospectus is revised by replacing the first sentence of the fourth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Investor Fund’s expenses by 0.10% until March 31, 2022.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1144